UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

Goldman Sachs Private Middle Market Credit II LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01307	83-3053002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 - Entry into a Material Definitive Agreement.

On September 24, 2026, Goldman Sachs Private Middle Market Credit II SPV II LLC (“SPV”), a wholly-owned subsidiary of Goldman Sachs Private Middle Market Credit II LLC (the “Company”), entered into a first amendment (the “First Amendment”) to the Second Amended and Restated Loan and Security Agreement, dated November 22, 2024 (as amended, supplemented or otherwise modified from time to time, including by the First Amendment, the “JPM Credit Facility”), among SPV, as borrower, the Company, as portfolio manager, JPMorgan Chase Bank, National Association, as administrative agent and lender, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary and the other lenders party thereto.

The First Amendment, among other things, extended the Scheduled Termination Date to January 15, 2027.

Capitalized terms used in the foregoing paragraph but not otherwise defined herein shall have the meanings ascribed to such terms in the JPM Credit Facility.

The foregoing description is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*

First Amendment to Second Amended and Restated Loan and Security Agreement, dated September 24, 2026, by and among SPV, as borrower, the Company, as its portfolio manager, JPMorgan Chase Bank, National Association as lender and administrative agent for the lenders thereunder, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary and the other lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibits and schedules the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II LLC (Registrant)

Date: September 30, 2026	By:	/s/ Vivek Bantwal
	Name:	Vivek Bantwal
	Title:	Co-Chief Executive Officer

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer